2016 INVESTOR DAY WESCO International 2016 Investor Day

2 2016 WESCO INVESTOR DAY ID16 ALL Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; product, labor or other cost fluctuations; supply chain disruptions or loss of key suppliers; expansion of business activities; exchange rate fluctuations; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; litigation, disputes, contingencies or claims; legal or regulatory matters; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; common stock dilution; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2015 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

2016 INVESTOR DAY John Engel Chairman, President and Chief Executive Officer WESCO International

2016 WESCO INVESTOR DAY



2016 WESCO Investor Day Agenda

Investor Day begins at 1:00 p.m.

Welcome and WESCO Overview	John Engel *Chairman, President, and Chief Executive Officer*
Sales & Marketing	David Bemoras *Vice President, Global Sales and Marketing*
Supply Chain and Operations	Hemant Porwal *Vice President, Global Supply Chain and Operations*
Break	
U.S.	Andy Bergdoll *Group Vice President and General Manager, United States*
Canada	Nelson Squires *Group Vice President and General Manager, Canada*
Financial Overview	Ken Parks *Senior Vice President and Chief Financial Officer*
Q&A and Closing Remarks	John Engel *Chairman, President, and Chief Executive Officer*

Cocktail Reception immediately following

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5 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiators Performance Goals The global leader of supply chain solutions addressing customers’ MRO, OEM and capital project demand streams. Global footprint Service capabilities Product portfolio Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Vision WESCO Overview

2016 WESCO INVESTOR DAY

Competitive Differentiator: Product Portfolio

Product Categories


9%
10%
11%
40%
15%
15%
General Supplies
Communications & Security
Wire, Cable & Conduit
Electrical Distribution & Controls
Lighting & Sustainability
Automation, Controls & Motors

Value Drivers

- Fulfill MRO, OEM, capex customer demand streams
- Broaden product portfolio
- Improve margin profile
- Expand global sourcing
- Increase private label
- Supplier-optimized value chain

...providing world class brands when and where needed

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2016 WESCO INVESTOR DAY

Competitive Differentiator: Service Capabilities


Service
Offerings
~25%

2015
$7.5B Sales

Value Drivers

Expand service offerings:

- Storeroom services
- Inventory management
- Logistics
- Warehousing
- Kitting/pre-assembly
- Labor and supply chain outsourcing
- Capital project management
- IT procurement solutions

...providing a comprehensive service value proposition for customers

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8 2016 WESCO INVESTOR DAY ID16 ALL • Accelerate One WESCO growth strategy with blue- chip customers • Extend service capabilities • Grow organically through local presence • Further expand through bolt-on acquisitions …expanding globally with blue-chip customers Value Drivers 7 17 2004 2015 Countries 5,300 9,300 2004 2015 Employees WESCO locations Competitive Differentiator: Global Footprint

9 2016 WESCO INVESTOR DAY ID16 ALL Strategy …talent is our differentiating value creator • Streamline the organization • One U.S. business leader • New Canada business leader • New Global Sales and Marketing organization – End-market leaders – Product category managers – eCommerce development • New Global Supply Chain and Operations organization • Strengthened finance capabilities within geographic businesses Value DriversCEO CFO GCCHROCOO International Canada U.S. Global Sales & Marketing Lean Integrated Supply Global Supply Chain & Operations eCommerce U.S. CFO Canada CFO Competitive Differentiator: Talent Management Retired December 2015 CIO New position/leader in 2014 New position/leader in 2015 New position/leader in 2016

10 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiator: Continuous Improvement Culture …accelerating Lean inside and outside the company Pull system for continuous improvement to drive business results by engaging employees at all levels to be customer focused, process minded, relentless in waste reduction, and empowered to lead positive change. • Enterprise-wide application and results – Focus on sales, operations and transactional processes – Industry-leading value creation program for customers • Lean leadership, culture and certification programs • Dedicated field resources driving increase in kaizens • A distinct, competitive differentiator WESCO Lean Journey

11 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Initiatives Strengthen Product and Services Portfolio Streamline Business Global Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

12 2016 WESCO INVESTOR DAY ID16 ALL Global Sales and Marketing Priorities • Integrating all our efforts around customers • Focusing on profitable organic growth opportunities • Branding, demand creation programs, and marketing leverage • Sales and specialist training and solution selling • Refining management incentive and sales force compensation plans Priorities …to expand our global customer base and relationships Integrate our portfolio of products, services, and supplier relationships into comprehensive supply chain solutions for our customers’ global MRO, OEM, and capital project needs.

13 2016 WESCO INVESTOR DAY ID16 ALL Global Supply Chain and Operations Priorities Network Optimization Operations Transportation Safety • Simplify and streamline business − Lean processes − Optimize footprint • Supply chain management − Optimize supply base − Leverage purchasing − Manage inventory • Improve pricing − Optimize with tools and analytics − Measure with KPIs StrategyCustomer Service …center on Lean applications across the supply chain

14 2016 WESCO INVESTOR DAY ID16 ALL Acquisitions 325 400 1,500 1,600 1,900 2010 2 2011 2 2012 4 2014 3 2015 3 Acquisition Criteria Consistent with WESCO strategy Rate of return greater than WESCO risk-adjusted average cost of capital Accretive in first year of operation Margins higher than WESCO   Cumulative Acquired Sales ($M, first 12 months) # …driving strategic growth and shareholder value Strategy and Priorities Acquired Sales by End Market since 2010 CIG Industrial Utility Construction • Consolidate core electrical products and services category in North America • Expand into adjacent product and services categories • Follow customers globally and establish local operations in high priority countries. Markets & Customers Geographies Products & Suppliers Core 1 2 3

15 2016 WESCO INVESTOR DAY ID16 ALL • Fast growing, well-established electrical distributor serving the construction and MRO segments • Founded in 2006 • Annual revenue of ~$85 million • 93 employees • 5 locations in northern Georgia • Expecting ~$0.03 full-year EPS accretion • Closing is expected to occur in March 2016 Atlanta Electrical Distributors Acquisition …WESCO’s expansion into the attractive Southeast end markets

16 2016 WESCO INVESTOR DAY ID16 ALL Summary • Increased economic and end market headwinds (oil & gas, metals & mining, industrial, foreign exchange) • One WESCO successes • Cost reduction and SG&A leverage • Strong free cash flow • Completed Hill Country, Lumigent/Aelux, and Needham Electric acquisitions • Initiated/increased share repurchases • Strong additions to leadership team • Increase market share − One WESCO sales growth initiatives − Acquisitions • Sustain margins − Organizational streamlining − Lean operational excellence initiatives − Pricing and sourcing initiatives − Supplier and product rationalization − Branch network optimization efforts • Maintain strong cash generation and solid capital structure; manage leverage within the targeted range 2015 Results 2016 Priorities …providing world class brands when and where needed

17 2016 WESCO INVESTOR DAY ID16 ALL Key Messages Sales & Marketing Developing a high-performance sales organization to drive profitable growth Supply Chain & Operations Streamlining the business and leveraging the supply chain to expand profitability U.S. Accelerating One WESCO initiatives with strengthened business leadership team Canada New business leader and seasoned team managing in tough environment Financial Overview 2016 update and performance goals for next 5 years 2016 WESCO Investor Day Agenda …focused on improving our execution

2016 INVESTOR DAY David Bemoras Vice President, Global Sales and Marketing Sales and Marketing

19 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Initiatives Strengthen Product and Services Portfolio Streamline Business Global Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

20 2016 WESCO INVESTOR DAY ID16 ALL Driving Sales Growth 1. Recruit, retain, and develop top sales and marketing talent 2. Fully utilize WESCO customer relationship management (CRM) tool 3. Implement effective sales planning and goal setting 4. Coach, inspire, and recognize goal achievement 5. Sponsor and cultivate key customer executive relationships Sales Leadership Effectiveness …empowering our leaders and creating the “WESCO Way” 1. Operationalize One WESCO sales initiatives 2. Expand customer share 3. Pursue new global account contracts across a diverse set of end markets 4. Utilize supply chain solutions as a key differentiator 5. Capitalize on growth market opportunities Execute Sales Growth Strategies

21 2016 WESCO INVESTOR DAY ID16 ALL High-Performance Sales Culture …building a foundation to deliver long-term organic sales growth 2014 and 2015 Key Accomplishments  Implemented CRM platform  Developed sales planning and performance management process  Built category management team  Expanded supplier relations  Developed enhanced demand creation marketing programs  Designed “Precision Selling” tactics  Added technical product specialists  Built supply chain services organization  Formalized One WESCO sales initiatives 2016 Priorities • Improve sales management and execution • Institute sales leadership training • Implement supplier planning process • Expand global accounts and field sales capacity • Commercialize eCommerce solutions

2016 WESCO INVESTOR DAY

Salesbook CRM Platform

ACCOUNT MANAGEMENT

- ERP integration
- Customer 360
- Customer activity tracking
- Sales call tracking
- Lead management
- Opportunity management
- Value creation event tracking
- Dodge/IIR lead integration





SUPPLIER PLANNING

- Branch supplier plan management
- Joint sales call tracking/reporting
- Pipeline by suppler and category

CONTACT MANAGEMENT

- Customer contact activity
- Outlook synchronization
- Marketing campaigns





ANNUAL SALES PLANNING

- OSR plans by account/supplier
- OSR action plans by supplier
- Monthly forecasting
- Sales performance management

GENERAL

- Automated reporting
- Mobile application functionality

…web-based application supporting over 2,000 sales associates

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23 2016 WESCO INVESTOR DAY ID16 ALL Sales Planning and Performance Management • Objectives • Create a uniform planning process across the organization • Develop strategic account assignments by sales person • Establish sales and margin targets • Establish core supplier targets • Measure and track performance • Manage performance against plans • 2016 Deployment • 1,200 outside sales reps across the U.S. and Canada • 16,000 accounts planned • 4,500 target accounts identified • 15 core supplier targets established • Performance management process established …sum of individual targets exceeds overall WESCO sales growth plan

24 2016 WESCO INVESTOR DAY ID16 ALL Product Category and Supplier Management …enabling higher levels of sales productivity and customer service Communications & Security MRO & General Supplies Lighting & Sustainability Electrical

25 2016 WESCO INVESTOR DAY ID16 ALL Marketing and Demand Creation …deliver message, qualify leads, track customers through the pipeline Measure results and refine programs to maximize ROI 6 Research to develop deep segment and value proposition understanding 1 Identify growth opportunities with sales and product category leaders 2 Business Development qualifies leads and distributes to sales leadership team for assignment 5 Develop demand creation programs to support growth opportunities 3 Launch campaigns at targeted customer segments – End Users, Contractors, Utilities, and Government 4

26 2016 WESCO INVESTOR DAY ID16 ALL One WESCO One WESCO is about integrating our multi-company heritage and capabilities into one operating company, where the whole is greater than the sum of our parts. • Driving better than market growth • Expanding customer relationships and differentiating WESCO across a diverse set of end markets • Leveraging the industry’s broadest product offering, expansive services portfolio, and organizational resources • Delivering measurable business value

27 2016 WESCO INVESTOR DAY ID16 ALL One WESCO Sales Initiatives Cross Selling CheckerboardExecution Two Key Initiatives Established over ten One WESCO initiatives built on • Business unit collaboration • Customer share expansion • Organizational resource utilization …leveraging our portfolio and resources to grow with existing customers

28 2016 WESCO INVESTOR DAY ID16 ALL Datacom / Electrical Cross Selling …generating incremental organic sales growth Servicing Branch Servicing Branch Specialized support for OSRs and customers across all product categories Existing Datacom Customer Datacom OSR Electrical OSR Existing Electrical Customer Datacom ISR Electrical ISR  Enables efficient customer share expansion  Cost-effectively increases sales capacity  Enhances the customer experience  Creates supplier advocacy

2016 WESCO INVESTOR DAY

Checkerboard Strategy

Oil and Gas Global Account Customer with Trapped Potential


PRODUCT CATEGORY PENETRATION
Data Comm & Security
Wire & Cable
Electrical Distribution & Controls
Automation
Safety & Industrial Supplies
OEM
Lighting
% Sales Penetration
>80%
~ 50%
< 20%
New business
DATA COMMUNICATIONS
WIRE DATA COMMUNICATIONS
CONDUIT-METAL
CONDUIT-NON METALLIC
CONDUIT & CABLE FITTINGS
RACEWAYS, WIREWAYS,STRUT,CABLE TRAY
WIRE, POWER, CORDS & BUILDING
BOXES METALLIC & NON-METALLIC
CIRCUIT BREAKERS
CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES
ENCLOSURES
ENGINEER SERVICES & (W) RENEWAL PARTS
FUSES, FUSE BLOCKS & FUSE HOLDERS
LOADCENTERS/BREAKERS/METER CENTER
METERING/INSTRUMENT TRANSFORMERS
PANELBOARDS/SWITCHGEAR/BUSDUCT
T&D UTILITY PRODUCTS
TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES
TRANSFORMERS
TRANSFORMERS:DISTRIBUTION
TRANSFORMERS:POWER
WIRING DEVICES
MOTOR CONTROL CENTERS
MOTORS & DRIVES
SAFETY SWITCHES
CONTROL - OPEN & CLOSED
PROGRAMMABLE CONTROLLERS
ELECTRICAL SUPPLIES
FANS,HEATERS,VENTING EQUIP.
INDUSTRIAL MAINTENANCE
MISC ELECTRICAL
TOOLS
TAPE,INSULATING MATERIAL,HEAT SHRINK TUBING,SEALANTS & ADHESIVES
FACTORY PRODUCTS
BALLASTS
LAMPS
LIGHTING
LOCATION 1
LOCATION 2
LOCATION 3
LOCATION 4
LOCATION 5

…resulted in 40% sales increase with a mature global account

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2016 WESCO INVESTOR DAY

Checkerboard Execution

Strategy

Data Analysis
Across 27 product segments



Discovery
Validate opportunities



Execution
Execute sales plan



Scope


Phase 1
256 Sites

Supply Chain Solution

- One WESCO
- Product expansions
- Capital projects
- Outsourcing



Results

Double digit growth in the following product categories:

- Communications and security
- Safety & industrial
- Wire & cable
- Electrical distribution & controls

Over $45M of incremental sales in 2015… ~30% growth

…targeting key global account sites to unlock untapped sales opportunities

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31 2016 WESCO INVESTOR DAY ID16 ALL Oil and Gas Health GeneralOEM Retail Food Paper Transportation Technology Metals and Mining Solar Electrical Finance Aerospace 2015 Global Accounts Food OEM Electrical Metals Oil and Gas Transportation Aerospace Paper General 95% Renewal Rate $875M Total Value*Over $500M Total Value* …winning diversified new business while retaining current customers *reflects sales over the total life of the agreement RenewalsNew Contracts / Agreements

32 2016 WESCO INVESTOR DAY ID16 ALL …providing customized and scalable solutions WESCO Supply Chain Solutions 4-Step Value Creation Process 1. Understand the customer’s business 2. Match WESCO’s capabilities to customer needs 3. Uncover additional opportunities to create value 4. Deliver measurable business value

33 2016 WESCO INVESTOR DAY ID16 ALL Supply Chain Solution Success Story • WESCO developed a procurement and material management program for this customer, including: − A commodity procurement program delivering commodity price stability − A customized e-Commerce solution − Jobsite material management services, deployed through vendor managed inventory • Due to WESCO’s unique program and value proposition: − WESCO’s scope of services was expanded to support the customer’s commercial solar business. − WESCO was designated as a preferred distributor for commercial and residential solar in 2016. National Solar Provider Supply Chain Services

34 2016 WESCO INVESTOR DAY ID16 ALL Capitalize on Growth Markets Cloud Computing Critical Infrastructure Protection Intelligent Buildings LED Lighting Retrofit Alternative Energy Physical Security Broadband Communications Industrial Networking …developing core competencies and resources in growth markets

35 2016 WESCO INVESTOR DAY ID16 ALL Secondary Win incremental business Primary Selectively shift existing customer orders to digital channels Supporting eBusiness Requirements eCommerce Objectives …driving cost reduction and supporting customer retention – Reduce costs and expand profitability – Expand share with existing customers – Strengthen customer retention − Provide digital capabilities − Convert sales force time from order entry to prospecting

36 2016 WESCO INVESTOR DAY ID16 ALL Summary • Organizational alignment driving improved levels of execution • Sales leadership driving higher performance sales culture • Operationalizing One WESCO sales initiatives • Collaborating more effectively with our key suppliers • Creating solutions to provide value for our customers • Executing demand creating marketing programs • Developing core competencies and resources in growth markets • Building eCommerce capabilities to reduce cost to serve and increase customer retention • Targeting at least 2% above market growth from sales and marketing initiatives

2016 INVESTOR DAY Hemant Porwal Vice President, Global Supply Chain and Operations Supply Chain and Operations

38 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Initiatives Strengthen Product and Services Portfolio Streamline Business Global Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

39 2016 WESCO INVESTOR DAY ID16 ALL Supply Chain and Operations Our Mandate Deliver growth and increase profitability by leveraging the value chain from sourcing to customer fulfillment with the right people, process, infrastructure and technology. Our Values • Feel the heat of the businesses • Supply Chain leadership across value chain • Win with high level of integrity and respect for our supplier partners • Operational excellence via Lean …the nerve center of One WESCO

40 2016 WESCO INVESTOR DAY ID16 ALL Organization designed for efficiency and effectiveness in sync with marketing demand creation, sales operations, and category management Supply Chain and Operations Sourcing $6B+ spend 12,000+ Special Pricing Agreements Pricing 80,000+ customers Inventory $800M+ inventory 1M+ products Operations 9 distribution centers 500+ branches Transportation $90M+ spend …focused on customer satisfaction and profitability

41 2016 WESCO INVESTOR DAY ID16 ALL Sourcing Optimization Pricing Optimization Inventory Optimization Network Optimization Transportation Optimization Roadmap to Deliver Step-Change Performance …new capabilities and ways of working

42 2016 WESCO INVESTOR DAY ID16 ALL • Strategic and diverse supply base • Spend managed by Category • Centralized and automated source to pay transactions • Higher product turns and improved cash conversion cycle • Spend negotiated locally • Costs negotiated at the customer level • Limited strategic supplier base • Deep dives to understand customer specifications and preference • Consolidate requirements and negotiate regionally/ nationally • Expand global sourcing • Optimize inventory • Standardize pay terms Sourcing and Inventory Evolution Assessed Opportunities Continuous Improvement Best-In- Class 1 32 …early stages of evolution

43 2016 WESCO INVESTOR DAY ID16 ALL …reducing complexity while improving cost and volume rebates Grow Strategic Suppliers Leverage Spend Reduce Complexity Supplier Spend Overview

44 2016 WESCO INVESTOR DAY ID16 ALL Reduce Complexity and Leverage Spend Corrugate • Purchased by all branches • 20+ suppliers to 1 • From 175+ SKUs to <20 SKUs • Bags, Strapping, Tape, Filler • Purchased by all branches • 20+ suppliers to 1 • From 200+ SKUs to <30 SAVINGS 25% total savings achieved …initial results are encouraging

45 2016 WESCO INVESTOR DAY ID16 ALL Leverage Spend to Grow Strategic Suppliers Yesterday • 10+ suppliers • No spend leverage • Inconsistent pricing • Every purchase order negotiated • Today • Commodity Center of Excellence • 4 suppliers • Monthly awards • Same unit cost on every purchase order Steel Conduit COST 150+ bps REBATE 10+ % …initial results are encouraging

46 2016 WESCO INVESTOR DAY ID16 ALL …near term focus is on General Supplies and Wire, Cable & Conduit Product Categories 40% 15% 15% 11% 10% 9% Products Wire, Cable & Conduit Communications & Security Automation Distribution Equipment Lighting & Controls Supplies

47 2016 WESCO INVESTOR DAY ID16 ALL Pricing Evolution • Pricing analytics and optimization tools • Price intelligence spanning product categories, industry verticals and customer size • Pricing established as a Center of Excellence • Prices set primarily by branch, initiating shift to category • Most customer orders are priced at the local (branch / customer) level • In-house developed pricing analytics • Region, Platform and Category pricing structure with KPIs in place • Expand use of pricing tool kit: – Customer segmentation – Gap-to-goal – Standard cost – Floor pricing – Margin thresholds Assessed Opportunities Continuous Improvement Best-In- Class 1 32 …early stages of evolution

48 2016 WESCO INVESTOR DAY ID16 ALL Disciplined Approach to Pricing Analyze Gap to Goal • Top supplier deep dives • Best-in-class analysis • Stale invoice price analysis • Rate / volume analysis • Top SKUs review • Margin clinics • Customer segmentation • General and default price increase • Supplier increase management • Price recalibration • Strategic use of floor levels • Cross-functional plan with ownership, action items, and completion dates • Gross margin rate • Price overrides • Target/floor performance dashboard Approach to Pricing 1 2 3 4

49 2016 WESCO INVESTOR DAY ID16 ALL …initial results are notable Approach 1. Align customer segmentation 2. Top SKUs review 3. Best-in-class analysis to build confidence on sell side 4. Rate / volume analysis to drive sales growth 200+ bps margin improvement Effective Collaboration – Powered by Pricing Analytics Increased sales by >10% Measurement Eastern Pennsylvania

50 2016 WESCO INVESTOR DAY ID16 ALL Operations and Transportation Evolution • Strategically located branches, distribution centers and sales offices worldwide • Transportation is a global function with agile capabilities for the “last mile” • Infrastructure that enables growth, exceeds customer requirements and delivers economic value • One WESCO branch consolidations • Transportation managed by country • Further develop and expand distribution center and network • Manage transportation spend to deliver improvements in service and capabilities Assessed Opportunities Continuous Improvement Best-In- Class 1 32 …early stages of evolution

51 2016 WESCO INVESTOR DAY ID16 ALL 47 97 New Merged/ Closed Our Network in North America Branch Changes (Since 2010) …meeting customer demands and driving operational synergies

52 2016 WESCO INVESTOR DAY ID16 ALL Supply Chain and Operations Summary • Laid the groundwork in 2015 to support operating margin expansion • Early successes have validated our approach • Engaged with both local and global teams • Expecting to deliver at least 20 bps of annual margin improvement through Supply Chain and Operations initiatives

2016 INVESTOR DAY Andy Bergdoll Group Vice President & General Manager, United States United States

54 2016 WESCO INVESTOR DAY ID16 ALL • Leverage our competitive advantage as a premier supply chain solutions provider • Cultivate long-term customer and supplier partnerships which generate superior value • Attract, develop, engage, and retain talent • Return to organic sales growth and profitability expansion • Execute business integration initiatives $5.6B Annual Sales • Strategic Priorities …WESCO’s largest geographic market U.S. Business Profile ~$300B Addressable Market • Industrial, Construction, Utility, and Commercial, Institutional, and Government (CIG) • 350 Branches • 5 Distribution Centers • 4 Value-Add Assembly operations WESCO is a leading distributor with a large blue- chip customer and supplier base and a strong local presence across the U.S.

55 2016 WESCO INVESTOR DAY ID16 ALL U.S. Markets and Products 42% 16% 15% 9% 9% 9% 27% 40% 18% 15% Markets Products …diversified customer base and product lines Wire, Cable & Conduit Communications & Security Automation Distribution Equipment Lighting & Controls Supplies Utility Industrial CIG Construction

56 2016 WESCO INVESTOR DAY ID16 ALL U.S. Growth 4.2 4.9 5.2 5.2 5.6 5.6 2010 2011 2012 2013 2014 2015 Sales ($B) • Organic sales down 2% • Industrial sales decline partially offset by solid growth in utility and CIG • Completed three acquisitions …execution and acquisitions mitigated by end market headwinds Flat to low single-digit sales growth expected in 2016, including 2015 acquisitions See appendix for non-GAAP reconciliations

57 2016 WESCO INVESTOR DAY ID16 ALL …improved execution and acquisitions partially mitigated by continued end market headwinds in 2016 2016 U.S. Sales Outlook 2015 Actual Growth Initiatives Acquisitions End Markets 2016 Outlook 2% to 3%$5.6B (2)% to (4)% • Sales management effectiveness • Sales force effectiveness • Opportunity pipeline • Territory and account management • Sales force expansion 2% to 3% Flat to low single-digit growth • Hill Country • Needham • Aelux / Lumigent

58 2016 WESCO INVESTOR DAY ID16 ALL 2016 U.S. End Market Expectations Industrial • Upstream Oil & Gas • Metals & Mining • Manufacturing • Chemical Processing • Food • Pharmaceutical • Downstream Oil & Gas Construction • Industrial • Infrastructure • Commercial • Residential Utility • Generation • Distribution • Transmission • Renewable Energy CIG • Federal Government • State and Local Government • Education and Institutions • Data Centers • Physical Security • Commercial Solar • Lighting Renovation b …sectors of market opportunity

59 2016 WESCO INVESTOR DAY ID16 ALL 2016 U.S. Profitability Outlook Operating Margin • Stable billing margins • Supplier volume rebate management • Carry-over benefit from 2015 structural cost reduction actions • Continued Lean productivity initiatives • Continued organizational streamlining and network rationalization2015 Actual Gross Margin Operating Cost Leverage 2016 Outlook 0-25 bps 0-15 bps Flat to +40 bps …leveraging our Supply Chain and Operations initiatives

60 2016 WESCO INVESTOR DAY ID16 ALL U.S. Investments …strengthening our leadership position Acquisitions since 2010Organic Seattle One WESCO Facility Opened 2015 Los Angeles One WESCO Facility Opened 2013 Dallas One WESCO Facility Opened 2012 Inside Sales Support Solar Resources Construction Resources 2015 Investment

61 2016 WESCO INVESTOR DAY ID16 ALL U.S. Business Structure …streamlining and simplifying East Central West EESCO MRO and Safety OEM Broadband Utility East West EESCO MRO and Safety Utilities OEM 20162014 Manufactured Structures WESCO Integrated Supply WESCO Integrated Supply

62 2016 WESCO INVESTOR DAY ID16 ALL U.S. Success Stories Internet Service Provider Value Creation Services • Existing customer with numerous data center projects • WESCO positioned as a trusted advisor providing technical assistance, design cost analysis, customer inventory management, training and education • Scope of supply expanding to include security, lighting, wire and customer product sourcing Public Utility Integrated Supply • Largest and one of the fastest-growing electrical co-ops in the U.S. • Won a pilot project to manage and supply one of eight service centers, with opportunity to expand to additional centers • First application of the Integrated Supply model in the public power market …growing customer share by expanding locations, products, and services

63 2016 WESCO INVESTOR DAY ID16 ALL U.S. Summary • U.S. market provides attractive growth prospects and continued opportunities for industry consolidation • WESCO has strong capabilities, extensive infrastructure, and a broad product and services portfolio across the U.S. • Strengthening our competitive advantage with One WESCO • 2016 focus on returning to organic sales growth and profitability expansion • Improved execution is the key to success in 2016

2016 INVESTOR DAY Nelson Squires Group Vice President and General Manager, Canada Canada

65 2016 WESCO INVESTOR DAY ID16 ALL $1.5B USD Annual Sales Strategic Priorities WESCO is the largest distributor with a strong presence across Canada. • Construction, Industrial, Utility, and CIG • 127 Branches • 4 Distribution Centers•~$7B+ Addressable Market …leadership position through organic growth and acquisitions Canada Business Profile 1. Fully operationalize One WESCO strategy 2. Effectively operate WESCO and EECOL dual channel strategy 3. Diversify customer base 4. Maximize best-in-class supplier relationships 5. Accelerate Lean for continuous improvement and customer value creation

66 2016 WESCO INVESTOR DAY ID16 ALL Canada Markets and Products 35% 7% 15% 17% 19% 7% 54% 30% 8% 8% Markets Products …diversified customer base and product lines Wire, Cable & Conduit Communications & Security Automation Distribution Equipment Lighting & Controls SuppliesUtility Industrial CIG Construction

67 2016 WESCO INVESTOR DAY ID16 ALL Canada …strong national presence Branch Locations WESCO 69 EECOL 58 Distribution Centers

68 2016 WESCO INVESTOR DAY ID16 ALL Canada Growth …challenging 2015, impacted by foreign exchange and commodity deflation 0.7 0.9 1.1 1.9 1.9 1.5 2010 2011 2012 2013 2014 2015 Sales (U.S. $B) • Sales decreased 19% in 2015 – Down 7% organically – Down 12% due to foreign exchange • Sales decline in the Prairies was partially offset by growth in Ontario and British Columbia High single-digit to low double- digit decline expected in 2016, including foreign currency translationC$ $0.7 $0.9 $1.1 $1.9 $2.1 $1.9 See appendix for non-GAAP reconciliations

69 2016 WESCO INVESTOR DAY ID16 ALL 2016 Canada Sales Outlook 2015 Actual Growth Initiatives End Markets FX 2016 Outlook $1.5B (6)% to (8)% …improved execution overshadowed by continued end market headwinds and currency impact in 2016 • Territory and account management • Cross-sell safety offering • Focus on growth markets and categories outside of oil and gas • Expand Utility business (8)% to (10)% High single-digit to low double- digit decline 5% to 6%

70 2016 WESCO INVESTOR DAY ID16 ALL …sectors of market opportunity 2016 Canada Market Expectations Alberta • Oil and Gas • Residential (multi-family) • Commercial Construction • Government (P3) • Utility Saskatchewan / Manitoba • Oil and Gas • Commercial Construction • Utility • Mining • Government Spending • Residential Ontario • Commercial Construction • Solar and Wind • Mining • Manufacturing • Transportation • Forestry • Government (P3) • Multifamily Residential • Utility British Columbia • Mining • Oil & Gas • Forestry • Public, Private Partnerships • Residential (multi+single) • Commercial Construction • OEM • Utility • Government Spending Quebec • Residential • Mining • Solar and Wind • Government spending • Industrial projects • Commercial Construction

71 2016 WESCO INVESTOR DAY ID16 ALL 2016 Canada Profitability Outlook Operating Margin • Stable billing margins • Improvement in under- performing branches • Carry-over benefit from 2015 structural cost reduction actions • Continued Lean productivity initiatives • Additional 2016 cost actions, as required2015 Actual Gross Margin Operating Cost Leverage 2016 Outlook 0 to 20 bps (20) to 10 bps (20) to 30 bps …leveraging our Supply Chain and Operations initiatives

72 2016 WESCO INVESTOR DAY ID16 ALL Canada Investments 5 new branches opened since 2012 …strengthening our leadership position Acquisitions since 2010Organic Toronto Distribution Center Opened 2012 Edmonton Distribution Center Opened 2009; expanded 2012 Montreal Distribution Center Opened 2013 Significant Lean engagement across all branches

73 2016 WESCO INVESTOR DAY ID16 ALL EECOL Electric • EECOL Electric is headquartered in Calgary, Alberta, Canada • EECOL has been operating in Canada since 1919 • Approximately $0.7B in annual sales in Canada • More than 20,000 customers − Commercial and Residential Construction − Industrial − Oil & Gas − Mining − Utility • Long-standing supplier relationships enable dual-channel strategy • Focusing on attractive growth opportunities outside of the industrial end markets: − British Columbia construction − Utility − Renewable energy EECOL Electric Business Profile …transformative acquisition expanded national leadership position

74 2016 WESCO INVESTOR DAY ID16 ALL Canada Success Stories Industrial Project and Warehouse • Multi-year, single source agreement on Electrical MRO and Capital Bulks • 11 customer site locations being served • Situated throughout the Provinces of Alberta and Saskatchewan • Incorporated all third party contractor spend • 24/7 customer service and support …growing customer share by expanding locations, products and services • Five-year Global Account award – National Lighting Upgrade Initiative and MRO Supply • Utilization of advanced WESCO Lighting and Energy Management capabilities • Complete material supply program using third party service partners and installers • Over 10M sq. ft. under scope of work Commercial Site Management

75 2016 WESCO INVESTOR DAY ID16 ALL Canada Summary • WESCO is a market leader in Canada − Strong resources and capabilities, the broadest infrastructure and a diverse customer base − Attractive growth opportunities are available across the business − One WESCO provides a strategic advantage to further leverage Canadian acquisitions and deliver profitable growth • Oil & Gas markets will remain a headwind in 2016 • Continued focus on cost controls, margin improvement, and capturing profitable growth while providing exceptional service to our customers • Improved execution of our strategy and priorities is the key focus in 2016

2016 INVESTOR DAY Ken Parks Senior Vice President and Chief Financial Officer Financials

77 2016 WESCO INVESTOR DAY ID16 ALL Competitive Differentiators Performance Goals Global footprint Service capabilities Product portfolio Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Talent and culture Superior investor returns Accelerate One WESCO Growth Initiatives Strengthen Product and Services Portfolio Streamline Business Global Supply Chain Management Effective Capital Allocation Strategy WESCO Strategy

78 2016 WESCO INVESTOR DAY ID16 ALL Financial Performance EPSSales 11% CAGR …solid long-term performance, including a challenging 2015 8% CAGR 2.50 3.96 4.38 5.02 5.18 4.18 2010 2011 2012 2013 2014 2015 5.1 6.1 6.6 7.5 7.9 7.5 2010 2011 2012 2013 2014 2015 112 134 265 308 231 261 2010 2011 2012 2013 2014 2015 Free Cash Flow 97% of Net Income on Average 62% 83% 82% 132% 126% 54% WCC S&P RUT GWW FAST AXE Total Shareholder Return ($ Billions) ($ Millions) (January 1, 2010 through December 31, 2015) ($) Note: See appendix for non-GAAP reconciliations.

79 2016 WESCO INVESTOR DAY ID16 ALL 2015 Highlights • Organic sales down 3%  Down 2% in the U.S.  Down 7% in Canada • Oil and gas sales down approximately 25% • Cost controls partially mitigated sales and gross margin declines • Completed Hill Country, Lumigent/Aelux and Needham acquisitions • Repurchased 2.5 million shares 1.6 6.0 6.7 8.1 3.2 (3.0) (5.3) (7.6) Organic Growth (%) Note: Workday adjusted; see appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015 …challenging year, driven by industrial, Canada & foreign exchange

80 2016 WESCO INVESTOR DAY ID16 ALL 788 860 887 829 843 807 2010 2011 2012 2013 2014 2015 Cost Leverage Sales per Employee ($ Thousands) SG&A (%) …compares favorably to industry benchmarks NAED: National Association of Electrical Distributors 15.1 14.2 14.1 13.7 13.6 14.0 2010 2011 2012 2013 2014 2015 19% NAED 2014 SG&A/ Employee ($ thousands) 119 122 125 114 113115 611 NAED Note: See appendix for non-GAAP reconciliations

81 2016 WESCO INVESTOR DAY ID16 ALL Cost Actions 2015 • Eliminated approximately 460 positions • Eliminated or consolidated 21 branches, including our businesses in Australia and Brazil. • Annual run-rate benefit of ~$50M or ~$0.70 per share • 2016 impact of ~$25M or ~$0.35 per share 2016 • Continued discretionary cost control • Further cost reduction actions to be implemented as we continue to streamline the business and to respond to a softer economic environment …managing operating costs to strengthen and streamline the business

82 2016 WESCO INVESTOR DAY ID16 ALL Operating Margin 2.3% 3.9% 5.0% 0% 2% 4% 6% 8% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 …sequentially raising the trough through scale and cost management Note: See appendix for non-GAAP reconciliations.

83 2016 WESCO INVESTOR DAY ID16 ALL EPS Walk FY 2014 $5.18) Core operations (0.95) Foreign exchange impact (0.31) Acquisitions (0.10) Tax (0.06) Share count 0.22) 2015 $4.18) …sales, gross margin, and FX headwinds outweighed cost control and share repurchase activity

84 2016 WESCO INVESTOR DAY ID16 ALL 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Effective Capital Allocation Leverage (Total Par Debt to TTM EBITDA) …maintaining fiscal discipline while funding growth Cash Deployment • Support organic growth • Fund accretive acquisitions • Reduce financial leverage • Share repurchases • Dividends > $1B of free cash flow over last 4 years 2013 2014 Target Leverage 2.0x – 3.5x 2015 3.8X Note: See appendix for non-GAAP reconciliations.

85 2016 WESCO INVESTOR DAY ID16 ALL 2016 Anticipated Business Environment …continuation of the protracted economic recovery • Upstream oil and gas spending and impact, particularly on Canadian economy • Foreign currency translation • Metals & Mining • China growth slowing ‒ • Non-residential construction • U.S. electrical equipment orders • U.S. utility spending • Industrial production • U.S. Government spending • Global growth • Raw material prices • Unemployment • Election impact • Residential construction • Downstream oil and gas • Consumer spending • Canada government spending • Energy prices • Canada utility spending • Renewable energy • Credit availability and low interest rates • Share shift to larger players

86 2016 WESCO INVESTOR DAY ID16 ALL Improving Flat Declining Core Sales Growth versus Prior Year42% Key Market Indicators U.S. industrial production ISM Purchasing Managers’ Index Capacity utilization Canadian industrial production • Global Accounts • Integrated Supply • OEM • General Industrial …expecting HSD to MSD sales decrease in 2016 WESCO Industrial Sales 39% Industrial End Market NOTE: Excludes acquisitions during first year of ownership. Workday adjusted; see appendix for non-GAAP reconciliations. 5.0% (4.1%) (10.2%) (14.2%) (16.7%) FY 2014 Q3 2015Q2 2015Q1 2015 2015 (11.3%) Q4 2015

87 2016 WESCO INVESTOR DAY ID16 ALL Improving Flat Declining Core Sales Growth versus Prior Year42% Key Market Indicators Architectural Billings Index NEMA electroindustry business confidence index Construction starts and put in place Canadian non-residential construction • Non-Residential • Residential … expecting LSD sales decline to LSD sales growth in 2016 WESCO Construction Sales 32% Construction End Market 1.5% 3.9% (7.7%) (10.5%) (12.5%) FY 2014 Q2 2015Q1 2015 Q3 2015 Q4 2015 2015 (7.3%) NOTE: Excludes acquisitions during first year of ownership. Workday adjusted; see appendix for non-GAAP reconciliations.

88 2016 WESCO INVESTOR DAY ID16 ALL Improving Flat Declining Core Sales Growth versus Prior Year Key Market Indicators Distribution grid maintenance and upgrades Generation MRO, upgrades, expansions Transmission line infrastructure build-out Non-residential and residential construction starts • Investor Owned • Public Power • Utility Contractors … expecting flat to LSD sales growth in 2016 WESCO Utility Sales 15% Utility End Market 6.6% 6.5% 5.7% 1.7% 0.1% FY 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 3.4% NOTE: Excludes acquisitions during first year of ownership. Workday adjusted; see appendix for non-GAAP reconciliations.

89 2016 WESCO INVESTOR DAY ID16 ALL Improving Flat Declining Core Sales Growth versus Prior Year42% Key Market Indicators Government spending Communications and security upgrades Education, healthcare, and financial • Commercial • Institutional • Government …expecting flat to LSD sales growth in 2016 WESCO CIG Sales 14% CIG End Market 4.5% 4.3% (0.5%) (3.0%) (3.5%) FY 2014 Q2 2015Q1 2015 Q3 2015 Q4 2015 2015 (0.8%) NOTE: Excludes acquisitions during first year of ownership. Workday adjusted; see appendix for non-GAAP reconciliations.

90 2016 WESCO INVESTOR DAY ID16 ALL 2016 Sales Outlook Sales Outlook End Market: Range Industrial (HSD) to (MSD) Construction (LSD) to LSD Utility Flat to LSD CIG Flat to LSD End Market Sales Growth (4)% to (1)% Market outperformance ~2% Foreign currency translation (3)% to (2)% Carryover impact of 2015 acquisitions 2% Contingency (2)% to (1)% WESCO (5)% to Flat …expecting modest improvement in the second half of 2016 Note: Excludes unannounced acquisitions.

91 2016 WESCO INVESTOR DAY ID16 ALL 2016 Margin Outlook …expecting to sustain current margin levels Operating Margin 4.2% 5.4% 5.7% 5.9% 5.9% 5.0% 4.8% 2010 2011 2012 2013 2014 2015 2016E Headwinds Strategies to Mitigate ‒ Continued pressure on pricing and mix ‒ Restoring commissions and incentives ‒ Wage and benefit inflation + Restructuring cost savings + Cost saving contingency planning + Pricing analytics, tools and tactics + Procurement strategies and systems 5.0% Note: See appendix for non-GAAP reconciliations.

92 2016 WESCO INVESTOR DAY ID16 ALL 2016 Sales and Operating Profit Outlook Sales Change (%) Operating Profit Change ($M) U.S. [a] Flat to LSD 0 to 30 Canada [b] (LDD) to (HSD) (20) to (5) International [b] (MSD) (1) to 0 Cost management 6 to 0 Contingency (2)% to (1)% ~(20) WESCO (5)% to Flat (30) to 0 …built on robust business plans [a] Includes the impact of 2015 acquisitions [b] Includes the impact of foreign currency translation

93 2016 WESCO INVESTOR DAY ID16 ALL 2.50 3.96 4.38 5.02 5.18 4.18 3.75 2010 2011 2012 2013 2014 2015 2016E 2016 Financial Outlook Sales 5.1 6.1 6.6 7.5 7.9 7.5 ~7.1 2010 2011 2012 2013 2014 2015 2016E Diluted EPS ($B) ~7.5 Sales Flat to (5)% Free Cash Flow At least 90% of net income ($) Effective tax rate ~30% Operating margin 4.8% to 5.0% Diluted shares outstanding ~47M 4.20 Note: See appendix for non-GAAP reconciliations.

94 2016 WESCO INVESTOR DAY ID16 ALL Five Year Outlook 2016 to 2020 • Working capital management • Controlled capex • Stable gross margins • Cost structure optimization • Organic growth • Acquisitions • Improving ROIC • Consistent execution Performance Goals Free cash flow 90%+ of net income Double digit EPS growth Grow faster than the market Superior investor returns

95 2016 WESCO INVESTOR DAY ID16 ALL 5.1 6.1 6.6 7.5 7.9 7.5 ~7.1 2010 2011 2012 2013 2014 2015 2016E 2020E 2016-2020 Outlook Sales ($ B) EPS ($) …managing the business for double-digit EPS growth See appendix for non-GAAP reconciliations. 7% to 9% CAGR 2.50 3.96 4.38 5.02 5.18 4.18 3.75 2010 2011 2012 2013 2014 2015 2016E 2020E 10+% CAGR • Free cash flow equal to at least 90% of Net Income • ROIC above WACC, including acquisitions ~7.5 ~4.20 Average per year • 2% from organic growth initiatives • 2-3% from acquisitions • Market growth Average per year • ~20 bps gross margin • ~50% pull through • ~30% effective tax rate • Share repurchase to manage dilution

2016 INVESTOR DAY John Engel Chairman, President and Chief Executive Officer WESCO International

97 2016 WESCO INVESTOR DAY ID16 ALL • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on Lean • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle Invest in WESCO …strong company with proven and effective supply chain solutions

98 2016 WESCO INVESTOR DAY ID16 ALL

2016 INVESTOR DAY Appendix

100 2016 WESCO INVESTOR DAY ID16 ALL Sales Growth 2013 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Consolidated 12.6 13.2 16.6 14.3 14.2 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) (7.4) (6.7) (4.7) Acquisition Impact 16.0 14.6 14.1 13.8 14.6 0.5 1.6 1.8 1.6 1.4 1.2 1.6 2.0 3.0 2.0 Core (3.4) (1.4) 2.5 0.5 (0.4) (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) (9.4) (9.7) (6.7) FX Impact 0.0 (0.2) (0.7) (1.0) (0.4) (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) (4.1) (3.7) (3.4) Organic (3.4) (1.2) 3.2 1.5 0.0 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) (5.3) (6.0) (3.3) WD Impact (1.6) 1.6 (1.6) (0.4) (1.6) 1.6 Normalized Organic (1.8) (1.2) 1.6 1.5 0.0 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) (5.3) (7.6) (3.3) Estimated Price Impact 1.0 0.0 0.0 0.0 0.2 0.5 0.5 0.5 0.5 0.5 0.0 0.0 0.0 0.0 0.0 (%)

101 2016 WESCO INVESTOR DAY ID16 ALL 2015 Sales Growth – Geography U.S. Canada International Total Change in net sales 1.1 (19.0) (15.6) (4.7) Impact from acquisitions 2.6 0.6 - 1.9 Impact from foreign exchange rates - (12.4) (7.4) (3.3) Impact from number of workdays - - - - Normalized organic sales growth (1.5) (7.2) (8.2) (3.3) (%)

102 2016 WESCO INVESTOR DAY ID16 ALL Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Full Year 2015 vs. 2014 2015 2014 % Growth Industrial Core 2,940 3,315 (11.3)% Construction Core 2,300 2,480 (7.3)% Utility Core 1,143 1,105 3.4% CIG Core 1,009 1,017 (0.7)% Total Core Gross Sales 7,392 7,917 (6.6)% Total Gross Sales from Acquisitions 154 - - Total Gross Sales 7,546 7,917 (4.7)% Gross Sales Reductions/Discounts (27) (27) - Total Net Sales 7,519 7,890 (4.7)%

103 2016 WESCO INVESTOR DAY ID16 ALL (Dollars in millions, except for EPS) 2012 2013 Adjusted Income from Operations (Adjusted EBIT): Income from operations (EBIT) 333 481 ArcelorMittal litigation charge (recovery) included in SG&A 36 (36) Adjusted income from operations (Adjusted EBIT) 369 445 Percent of adjusted sales 5.7% 5.9% Adjusted Selling, General and Administrative Expenses: Selling, general and administrative expenses 925 997 ArcelorMittal litigation recovery included in SG&A - 36 Adjusted selling, general and administrative expenses 925 1,033 Percent of sales 14.1% 13.7% Adjusted Net Income Attributable to WESCO International, Inc.: Income before income taxes 318 380 ArcelorMittal litigation recovery included in SG&A - (36) Loss on sale of Argentina business - 2 Loss on debt extinguishment - 13 Adjusted income before income taxes 318 359 Adjusted provision for income taxes 94 95 Adjusted net income 224 264 Less: Net income / (loss) attributable to noncontrolling interest - - Adjusted net income attributable to WESCO International, Inc. 224 264 Adjusted Diluted EPS: Diluted share count 51.1 52.7 Adjusted Diluted EPS $4.38 $5.02 Other Non-GAAP Reconciliations

104 2016 WESCO INVESTOR DAY ID16 ALL Financial Leverage Twelve Months Ended December 31, 2015 Financial leverage ratio: Income from operations $ 374 Depreciation and amortization 65 EBITDA $ 439 December 31, 2015 Current debt and short-term borrowings $ 44 Long-term debt 1,457 Debt discount related to convertible debentures and term loan (1) 164 Total debt including debt discount $ 1,665 Financial leverage ratio 3.8X (1)The convertible debentures and term loan are presented in the condensed consolidated balance sheets in long-term debt net of the unamortized discount. ($ Millions)

105 2016 WESCO INVESTOR DAY ID16 ALL Free Cash Flow Reconciliation ($ Millions) 2010 2011 2012 2013 2014 2015 Cash flow provided by operations 127.3 167.5 288.2 315.1 251.2 283.1 Less: Capital expenditures (15.1) (33.3) (23.1) (27.8) (20.5) (21.7) Add: Non-recurring EECOL pension contribution - - - 21.1 - - Free cash flow 112.2 134.2 265.1 308.4 230.7 261.4 Free cash flow as a % of adjusted net income 97% 68% 118% 117% 84% 125% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's financing needs. During the quarter ended September 30, 2013, a non-recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow.